MORTGAGE
                                    --------
Prepared by:

CAPIZOLA, FINEMAN & LAPHAM, P.A.
100 North Main Road
Vineland, New Jersey 08360
Tel.(856)692-6900                              /s/ Barbara R. Lapham
                                              --------------------------------
                                              Barbara R. Lapham, Esq.
                                              Attorney at Law of New Jersey



         THIS MORTGAGE dated July 20, 2000 is made by and between PALMER INN, PRINCETON, LLC, a New Jersey Limited Liability Company, whose address is c/o Pelican Properties International Corporation, 2 Fenwick Road, Suite 100, Hampton, Virginia 23651, called "Borrower" and THE MINOTOLA NATIONAL BANK, a National Banking Association, Dante & Lincoln Avenue, Vineland, New Jersey 08361-6607, called "Lender".

                                   MAJOR TERMS
                                   -----------

Amount of Loan (principal):                  $5,100,000.00
Interest Rate:                               9.75% per annum
Monthly Payment:                             $45,448.01 (principal and interest
                                             payment)
Escrow Payment:                              1/12th of the annual real estate
                                             taxes will be paid in addition to
                                             the monthly payment.
First Payment Date:                          August 20, 2000
Repayment Term:                              Payments are calculated on a 25
                                             year term. The Note, however, will
                                             be due in full in 5 years ("Due in
                                             Full Date").
Due in Full Date:                            July 20, 2005
Mortgaged Property Address:                  3499 U.S. Route 1 South, Lot 59,
                                             Block 7, West Windsor Township,
                                             Mercer County, New Jersey (called
                                             the "Property")
Legal Description:                           The legal description is attached
                                             as Schedule A and made a part of
                                             this Mortgage.
Other Security:                              All personal property now owned or
                                             hereafter acquired by the Borrower,
                                             whether tangible or intangible,
                                             including, but not limited to,
                                             furniture, fixtures, equipment,
                                             vehicles, inventory, stock,
                                             dividends, contracts, contract
                                             rights, securities, debt
                                             instruments, accounts (including
                                             accounts receivable and bank
                                             accounts of any type, rental and
                                             lease payments), goods, chattel
                                             paper, documents, instruments and
                                             general intangibles, together with
                                             all proceeds (such as cash from the
                                             sale of the property), accessories
                                             to, substitutions of, replacement
                                             of, parts to and accessions to the
                                             above Property.


                           OTHER TERMS AND CONDITIONS

I. BORROWER TO PAY PRINCIPAL AND INTEREST: In return for a loan by Lender to Borrower, Borrower promises to pay the principal amount of the loan plus interest to Lender in accordance with the terms of the Mortgage Note. Interest at the rate provided above will be charged on that part of the principal which has not been paid from the date of the Note until all principal has been paid. If the interest rate is a floating rate, any change in the Lender's prime rate shall be effective immediately with respect to this loan. The first payment is due on the date stated above and on that. same date every month thereafter until the Due in Full Date. However, if the purpose the loan is to fund construction, commencing thirty days from the first draw, Borrower will make monthly payments of interest only until the end of the Construction Period. On the first day of the second month following the end of the Construction Period and on the same date every month thereafter until the Due in Full Date, Borrower will make regular monthly payments of principal and interest:

II. EARLY PAYMENTS: Prepayment penalty will be assessed on this loan if this loan is paid in full within the first fifty-four (54) months after origination. The schedule of the amount of this penalty will be:


                     3% in months 1 through 36
                     2% in months 27 through 48
                     1% in months 49 through 54

         The prepayment penalty will apply to the principal balance. Partial prepayments are allowed up to 10% of the original loan amount without penalty. If the loan is paid in full with the first fifty-four (54) months of origination, these partial prepayments will be subject to a prepayment penalty.

III. LATE CHARGE FOR OVERDUE PAYMENTS: If the Lender has not received any payment within 15 days after its due date, Borrower will pay a late charge calculated at 5% of the monthly principal and interest payment in addition to the payment that is past due.

IV. DUE IN FULL DATE: At any time after the Due in Full Date, the Lender may require Borrower to do one or more of the following upon 30 days notice: (a) the Lender may demand the Borrower to pay the unpaid principal and interest in full; (b) the Lender may change the monthly payment payable by Borrower; (c) the Lender may change the interest rate payable by Borrower; (d) the Lender may change any other term of this Mortgage or the Note; (e) the Lender may change the interest rate to a "floating rate". This means that the interest rate to be paid would change each month or (f) the Lender may require Borrower to sign new documents in order to continue the loan.

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION T9 REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER. THE NEW LOAN WILL BE AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE RATE ON THIS LOAN.

V. MODIFICATION: This Mortgage is subject to modification as provided by the Mortgage Lien Priority Law, P.L. 1985, ch. 353, and any amendments or supplements thereto.

VI. PROPERTY MORTGAGED: The Property mortgaged includes: (a) the land; (b) all building that are now, or will be, on the land; (c) all condemnation awards and insurance proceeds relating to the land and building(s); (d) all other rights that Borrower has, or will have, as owner of the Property; and (e) all plants, structures, fixtures and equipment attached to the land or buildings. Fixtures generally include all items attached to buildings such as heating, plumbing, and electrical equipment, appliances, cabinets, wall to wall carpeting and similar items. This document hereby grants a security interest in such items to the Lender.

VII. BORROWER'S TRANSFER OF RIGHTS IN THE PROPERTY: Borrower mortgages, grants and conveys the Property to Lender subject to the terms of this Mortgage. This means that by signing this Mortgage, Borrower gives Lender those rights that are stated in this Mortgage and also those rights that the law gives to lenders who hold mortgages on real property. Borrower gives these rights to protect Lender from possible losses to the Lender if Borrower: (a) fails to pay all the amounts owed to Lender as stated in the Note; (b) fails to pay, with interest, any amounts that Lender spends under this Mortgage, to protect the value of the Property and Lender's rights in the Property; (c) fails to pay, with interest, any other amounts that Lender lends Borrower as Future Advances below; and (d) fails to keep all of Borrower's other promises and agreements under this Mortgage and the Note. When the Borrower pays all amounts due to the Lender under-the Note and this Mortgage, the Lender's rights under this Mortgage will end. The Lender will then cancel this Mortgage at Borrower's expense.

VIII. BORROWER'S PROMISES: The Borrower makes the following promises to the Lender.

                  A. Borrower will comply with the terms of the Note and this Mortgage and other documents;
                  B. Borrower will make all payments required by the Note and this Mortgage;
                  C. The Borrower has good and marketable title to the Property. This means Borrower owns the Property and guarantees and will defend the Lender against any other claims to the Property.
                  D. Borrower, will pay when due all taxes, assessments, utilities and other charges imposed upon the Property which are ahead of the Lender's Mortgage. Borrower will not claim any deduction from the taxable value of the Property because of this Mortgage. Borrower will not claim any credit against the principal and interest payable under the Note and this Mortgage for any taxes paid on the Property. Borrower will give paid receipts for taxes, assessments and government charges to the Lender 30 days after they were due to be paid.
                  E. Borrower must maintain fire and extended coverage insurance on the Property. The Lender may also require flood insurance or other types of insurance. The insurance companies, policies, amounts and types of coverage must be acceptable to the Lender. Policies must be delivered to the Lender. Borrower will notify the Lender of any loss or damage. The Lender may settle any insurance claim on Borrower's behalf if Borrower fails to do so. All payments from the insurance company must be payable to the Lender under a "standard mortgage clause" in the insurance policy. The Lender may use the insurance money to repair and restore the Property or to reduce the amount due under the Note and this Mortgage. This will not. postpone the due date for any payment under the Note and this Mortgage.
                  F. Borrower will keep the Property in good repair and will not damage or abandon it. Borrower will allow the Lender to inspect the Property upon reasonable notice.

                  G. Upon request of the Lender, Borrower will certify in writing the amount due on the Note and this Mortgage and whether or not Borrower has any defense to the obligations of the Note and this Mortgage.
                  H. Borrower will not accept rent from any tenant for more than two months in advance.
                  I. Borrower will use the Property according to all laws, ordinances and other requirements of any governmental authority.
                  J. At the Lender's request. Borrower will make regular monthly payments to the Lender of 1/12 of the estimated yearly real estate taxes and assessments on the Property; and 1/12 of the yearly cost of insurance on the Property. These payments will be held by the Lender without interest to pay the taxes, assessments and insurance premiums as they become due.
                  K. If the Property includes a unit in a Condominium Projector in a PUD, Borrower will promptly pay, when they are due, all assessments imposed by the owners association or other organization that governs the Condominium Project or PUD.
                  L. Borrower agrees not to remove, damage or substantially change the building without the consent of the Lender.
                  M. Borrower will not allow secondary mortgage financing to be secured by this Property, except a permitted construction mortgage.
                  N. Borrower shall provide annually its financial report to include a balance sheet, income statement and a reconciliation of changes in financial condition.

IX. DEFAULT: The Lender may declare the Borrower in default on the Mortgage Note and this Mortgage if:
                  A. Borrower fails to make any payment required by the Mortgage Note and this Mortgage within 30days after its due date:
                  B. Borrower fails to pay any real estate tax or special assessment within 30 days after its due date;
                  C. Borrower fails to keep the Property insured as required by the Mortgage Note and the Mortgage;
                  D. Borrower fails to comply with the terms of the Mortgage Note and the Mortgage or any other document given by Borrower concerning this loan;
                  E. The Borrower changes the ownership of the Property for any reason except by will or intestacy laws upon the death of one or more of the Borrowers;
                  F. The Borrower sells or transfers the Property or any interest therein to any other person;
                  G. The holder of any lien or mortgage on the Property starts foreclosure, proceedings;
                  H. Bankruptcy, insolvency or receivership proceedings are started by or against any of the Borrowers;
                  I. The Borrower defaults in any mortgage or lien ahead of Borrower's mortgage;
                  J. There is a material adverse change in the financial condition of the Borrower, in the determination of the Lender's Board of Directors;
                  K. The Borrower allows any inferior lien to be placed against the Property, except a permitted constriction mortgage;
                  L. The Borrower defaults on am- obligation to the Lender.
                  M. For corporate Borrowers: there is any change of ownership of 50% or more of the capital stock of Borrower, except by will or by operation of the intestacy laws.
                  N.       For Partnership and Limited Liability Company
                           Borrowers: there is any sale or any other transfer of or encumbrance placed upon any interest in the partnership or limited liability company, other than a transfer to any other partner or member, or there is a dissolution of the partnership or limited liability company.
                  0. There is a default under the Security Agreement, Assignment of Leases. Escrow Agreement, or any other document executed by Borrower or any partner, member or stockholder of Borrower or any other person or entity regarding the loan or any collateral for the loan.
                  P. Lender agrees to give 10 days' notice of default to Borrower.

X. PAYMENTS FOR BORROWER: If Borrower does not make a Payment required by the Note or this Mortgage, the Lender may make it for the Borrower. This means that the Lender may pay the Borrower's past due taxes, assessments, utilities, government charges, insurance. repairs or other payments to preserve the Property for the Lender. The Lender may add such payments it makes to the principal balance due at the interest rate of this loan and demand that the Borrower repay it immediately to the Lender.

XI. EMINENT DOMAIN: All or part of the Property may be purchased involuntarily for public use. If this occurs, Borrower agrees that any amounts paid be given to the Lender. The Lender may use this to repair or restore the Property or to reduce the principal or interest on the Note and this Mortgage. Any remaining balance will be paid to Borrower. This will not delay the due date of any payments under the Note and this Mortgage

XII. CONTINUATION OF BORROWER'S OBLIGATIONS: Lender may allow a person who takes over Borrower's rights and obligations to delay or to change the amount of the monthly payments of principal and interest due under the Mortgage Note or under this Mortgage. Even if Lender does this, however, that person and Borrower both shall be fully obligated under the Mortgage Note and under this Mortgage. Lender may allow those delays or changes for a person who takes over Borrower's rights and obligations, even if Lender is requested not to do so. Lender will not be required to bring a lawsuit against such a person for not fulfilling obligations under the Mortgage Note or under this Mortgage, even if Lender is requested to do so.

XIII. Non Waiver: The Lender will not lose any right under the mortgage Note or this Mortgage due to the Lender's failure to enforce the right at an earlier time. The Lender may declare a default even if it previously did not declare a default for the same reason.

XIV. IMMEDIATE PAYMENT IN FULL: If the Lender declares the Borrower to be in default, the Borrower then must immediately pay the loan in full. This means that the Lender no longer must accept monthly payments and that the full principal balance and unpaid interest must be completely paid immediately.

XV. COSTS UPON DEFAULT: If the Lender declares the Borrower to be in default, the Borrower must pay the Lender's cost of collecting the loan and reasonable attorneys' fees.

XVI. LENDER'S RIGHTS UPON DEFAULT: If the Lender declares that the Mortgage Note and this Mortgage are in default, the Lender will have all rights given by law or available in equity or set forth in the Mortgage Note or this Mortgage. This includes the right to: (a) take possession of and manage the Property; (b) have a court appoint a receiver to accept rent for the Property; (c) start a court action, known as foreclosure, which will result in a sale of the Property to pay all monies due according to the Mortgage Note and this Mortgage; (d) sue Borrower for any money that Borrower owes the Lender which is not paid as a result of the sale of the Property, and to sue Borrower for any money that Borrower owes the Lender, without selling the Property first when permitted by law; and (e) sue any guarantors of the loan at any time for the money due to the Lender on this loan.

XVII. NOTICES: All notices must be in writing (except for notices of change in interest rate and other payment terms for adjustable rate loans) and personally delivered or sent by certified mail, return receipt requested, to the addresses given in this Mortgage. If certified mail is returned unclaimed, notice may be given by regular mail to the addresses given in this Mortgage. Address changes may be made upon notice to the other party.

XVIII.   BORROWER'S WAIVERS: Borrower and any guarantors, sureties and endorsers waive all rights to require the Note holder to (a) demand payment of amounts due (known as "presentment"); (b) give notice that amounts due have not been paid (known as "notice of dishonor"); and (c) obtain an official certification of nonpayment (known as a "protest");

XIX. FUTURE ADVANCES: Borrower may ask Lender to make one or more loans in addition to the loan under the Note. Lender may, before this Mortgage is discharged, make those additional loans to Borrower. This Mortgage will protect Lender from possible losses that might result from Borrower's failure to pay the amounts of any of those additional loans plus interest, only if the notes for those additional loans state that this Mortgage will give Lender such protection. Additional loans made by Lender that are protected by this Mortgage will be called "Future Advances". Future Advances shall be subject to all terms of this Mortgage and shall be repaid according to the Note granting the Future Advance.

XX. PURCHASE MONEY MORTGAGE: Any part of the loan proceeds which are used to pay a part of the purchase price of the Property shall have the benefits of a purchase money mortgage.

XXI. APPLICABLE LAW: The law that applies in the place that the Property is located will govern this Mortgage. If any term of this Mortgage or of the Note conflicts with the law, all other terms of this Mortgage and of the Note will still remain in effect if they can be given effect without the conflicting term. This means that any terms of this Mortgage and of the Note which conflict with the law can be separated from the remaining terms, and the remaining terms will still be enforced.

XXII. LIABILITY OF SIGNERS: If more than one person signs this Mortgage as Borrower, each person who signs is fully obligated to keep all of Borrower's promises and obligations contained in this Mortgage. Lender may enforce its rights under this Mortgage against each Borrower individually or against all Borrowers together. This means that any one signer may be required to pay all of the amounts owed under the Note and under this Mortgage. If any person signs this Mortgage but does not sign the Note, then: (a) that person is signing this Mortgage only to give that person's rights in the Property to Lender under the terms of this Mortgage; and (b) that person is not personally obligated to make payments under the Note.

XXIII.   CAPTIONS: The captions and titles of this Mortgage are for convenience only. They may not be used to interpret or to define the terms of this Mortgage.

COPY RECEIVED. EACH BORROWER ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS MORTGAGE WITHOUT CHARGE.

SIGNATURES: I agree to the terms of this Mortgage. If the Borrower is a corporation, its proper corporate officers sign and its corporate seal is affixed.

Witnessed or Attested by:            PALMER INN, PRINCETON, LLC,
                                     A New Jersey Limited Liability Company

                                BY:
---------------------------        -----------------------------------------
                                   Nathan A. Roesing                 Manager

                                 SCHEDULE "A".

         BEGINNING of on iron pin in the southwesterly line of Emmons Drive (60 feet wide) which bears South 40 degrees 00' East 255.00 feet from the intersection of the northwesterly extension of the southwesterly line of Emmons Drive and the northeasterly extension of the southeasterly line of Wheeler Way (60 feet wide) and running thence

         1. along the southwesterly line of Emmons Drive South 40 degrees 00' East 800.00 feet to a masonry nail, thence

2. along the northwesterly line of U.S. Route 1 (50' to centerline) South 50 degrees 00' West 313.00 feet to a masonry nail, thence

3. through Route 1 and along lands n/f of National Re/sources North 40 degrees 00' West 580.00 feet to an iron pin, thence

4. still along National Re/Sources North 31 degrees 01' 50" west 222.28 feet to an iron pin, thence

5. still along National Re/sources North 50 degrees 00' East 278.72 feet to the point and place of BEGINNING.

         Containing 5.86 acres of land.

         Along with an easement for the installation and maintenance of sanitary sewerage fines and sewerage treatment plant appurtenances described as follows:

         BEGINNING at the end of course #4 above and running thence

1.       North 31 degrees 01' 50" West 2,114.61 feet to a point, thence

2.       North 47 degrees 00' East 232.61 feet to a point, thence

3.       South 31 degrees 01' 50" East 257.28 feet to a point, thence

4.       South 50 degrees 00' West 200.00 feet to o point, thence

5.       South 31 degrees Of 50" East 1,869.66' to a point, thence

6. South 50 degrees 00' West 30.37 feet to the point and place of BEGINNING.

                                 BORROWER's COPY
                                                         CERTIFIED TO BE
                                                         A TRUE COPY
                                  MORTGAGE NOTE
                                  -------------


         THIS MORTGAGE NOTE dated July 20, 2000 is made by and between PALMER INN, PRINCETON, LLC, a New Jersey Limited Liability Company, called "Borrower" and THE MINOTOLA NATIONAL BANK, a National Banking Association, Dante & Lincoln Avenue, Vineland, New Jersey 08361-6607, called "Lender".

                                   MAJOR TERMS
                                   -----------

Amount of Loan (principal):         $5,100,000.00
Interest Rate                       9.75% per annum
Monthly Payment:                    $45,448.41 (principal and interest payment)
Escrow Payment:                     1/12th of the annual real estate taxes will
                                    be paid in addition to the monthly payment.
First Payment Date:                 August 20, 2000
Repayment Term:                     Payments are calculated on a 25 year term.
                                    The Note, however, will be due in full in 5
                                    years ("Due in Full Date").
Due in Full Date:                   July 20, 2005
Mortgaged Property Address:         3499 U.S. Route 1 South, Lot 59, Block 7,
                                    West Windsor Township, Mercer County, New
                                    Jersey (called the "Property")
Other Security:                     All personal property now owned or hereafter
                                    acquired by the Borrower, whether tangible or intangible, including, but not limited to, furniture, fixtures, equipment, vehicles, inventory, stock, dividends, contracts, contract rights, securities, debt instruments, accounts (including accounts receivable and bank accounts of any type, rental and lease payments), goods, chattel paper, documents, instruments and general intangibles, together with all proceeds
                                    (such as cash from the sale of the
                                    property), accessories to, substitutions of, replacement of, parts to and accessions to the above Property.


                           OTHER TERMS AND CONDITIONS
                           --------------------------

I. BORROWER TO PAY PRINCIPAL AND INTEREST: In return for a loan by Lender to Borrower, Borrower promises to pay the principal amount of the loan plus interest to Lender in accordance with the terms of the Mortgage Note. Interest at the rate provided above will be charged on that part of the principal which has not been paid from the date of the Note until all principal has been paid. If the interest rate is a floating rate, any change in the Lender's prime rate shall be effective immediately with respect to this loan. The first payment is due on the date stated above and on that same date every month thereafter until the Due in Full Date. However, if the purpose the loan is to fund construction, commencing thirty days from the first draw, Borrower will make monthly payments of interest only until the end of the Construction Period. On the first day of the second month following the end of the Construction Period and on the same date every month thereafter until the Due in Full Date, Borrower will make regular monthly payments of principal and interest.

II. EARLY PAYMENTS Prepayment penalty will be assessed on this loan if this loan is paid in full within the first fifty-four (54) months after origination. The schedule of the amount of this penalty will be:

                    3% in months 1 through 36
                    2% in months 27 through 48
                    1% in months 49 through 54

         The prepayment penalty will apply to the principal balance. Partial prepayments are allowed up to 10% of the original loan amount without penalty. If the loan is paid in full with the first fifty-four (54) months of origination, these partial prepayments will be subject to a prepayment penalty.

III. LATE CHARGE FOR OVERDUE PAYMENTS: If the Lender has not received any payment within 15 days after its due date, Borrower will pay a late charge calculated at 5% of the monthly principal and interest payment in addition to the payment that is past due.

IV. DUE IN FULL DATE: At any time after the Due in Full Date, the Lender may require Borrower to do one or more of the following upon 30 days notice: (a) the Lender may demand the Borrower to pay the unpaid principal and interest in full; (b) the Lender may change the monthly payment payable by Borrower; (c) the Lender may change the interest rate payable by Borrower; (d) the Lender may change any other term of the Mortgage or this Mortgage Note; (e) the Lender may change the interest rate to a "floating rate". This means that the interest rate to be paid would change each month or (f) the Lender may require Borrower to sign new documents in order to continue the loan.

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER. THE NEW LOAN WILL BE AT PREVAILING MARKET RATES, WHICH MAY BE CONSIDERABLY HIGHER THAN THE RATE ON THIS LOAN.

V. MORTGAGE TO SECURE LOAN: Borrower has given the Lender a Mortgage on the Property described above. If applicable, the Borrower has also given the additional security described above which is evidenced by a security agreement or other financing documents. The Mortgage and other documents are intended to protect the Lender from possible losses if the terms of this Mortgage Note and the Mortgage and other documents are not kept by the Borrower.

VI.      DEFAULT: The Lender may declare the Borrower in default on this
                  Mortgage Note and the Mortgage if:

         A. Borrower fails to make any payment required by this Mortgage Note and the Mortgage within 30 days after its due date;
         B. Borrower fails to pay any real estate tax or special assessment within 30 days after its due date;
         C. Borrower fails to keep the Property insured as required by the Mortgage Note and the Mortgage;
         D. Borrower fails to comply with the terms of this Mortgage Note and the Mortgage or any other document given by Borrower concerning this loan:
         E. The Borrower changes the ownership of the Property for any reason except by will or intestacy laws upon the death of one or more of the Borrowers;
         F. The Borrower sells or transfers the Property or any interest therein to any other person;
         G. The holder of any lien or mortgage on the Property starts foreclosure proceedings;
         H. Bankruptcy, insolvency or receivership proceedings are started by or against any of the Borrowers;
         I. The Borrower defaults in any mortgage or lien ahead of Borrower's mortgage;
         J. There is a material adverse change in the financial condition of the Borrower, in the determination of the Lender's Board of Directors;
         K. The Borrower allows any inferior lien to be placed against the Property except a permitted construction mortgage;
         L.       The Borrower defaults on any obligation to the Lender.
         M. For corporate Borrowers: there is any change of ownership of 50% or more of the capital stock of Borrower, except by will or by operation of the intestacy laws.
         N. For Partnership and Limited Liability Company Borrowers: there is any sale or any other transfer of or encumbrance placed upon any interest in the partnership or limited liability company, other than a transfer to any other partner or member, or there is a dissolution of the partnership or limited liability company.
         O. There is a default under the Security Agreement, Assignment of Leases, Escrow Agreement, or any other document executed by Borrower or any partner, member or stockholder of Borrower or any other person or entity regarding the loan or any collateral for the loan.
         P.       Lender agrees to give 10 days' notice of default to Borrower.

VII. CONTINUATION OF BORROWER'S OBLIGATIONS: Lender may allow a person who takes over Borrower's rights and obligations to delay or to change the amount of the monthly payments of principal and interest due under this Mortgage Note or under the Mortgage. Even if Lender does this, however, that person and borrower both shall be fully obligated under this Mortgage Note and under the Mortgage. Lender may allow those delays or changes for a person who takes over Borrower's rights and obligations, even if Lender is requested not to do so. Lender will not be required to bring a lawsuit against such a person for not fulfilling obligations under this Mortgage Note or under the Mortgage, even if Lender is requested to do so.

VIII. NON WAIVER: The Lender will not lose any right under this Mortgage Note or the Mortgage due to the Lender's failure to enforce the right at an earlier time. The Lender may declare a default even if it previously did not declare a default for the same reason.

IX. IMMEDIATE PAYMENT IN FULL: If the Lender declares the Borrower to be in default, the Borrower then must immediately pay the loan in full. This means that the Lender no longer must accept monthly payments and that the full principal balance and unpaid interest must be completely paid immediately.

X. COSTS UPON DEFAULT: If the Lender declares the Borrower to be in default, the Borrower must pay the Lender's cost of collecting the loan and reasonable attorneys' fees.

XI. LENDER'S RIGHTS UPON DEFAULT: If the Lender declares that this Mortgage Note and the Mortgage are in default, the Lender will have all rights given by law or available in equity or set forth in this Mortgage Note or the Mortgage. This includes the right to: (a) take possession of and manage the Property; (b) have a court appoint a receiver to accept rent for the Property; (c) start a court action, known as foreclosure, which will result in a sale of the Property to pay all movies due according to this Mortgage Note, the Mortgage and any other document executed as part of this loan transaction; (d) sue Borrower for any money that Borrower owes the Lender which is not paid as a result of the sale of the Property, and to sue Borrower for any money that Borrower owes the Lender, without selling the Property first when permitted by law; and (e) sue any guarantors of the loan at any time for the money due to the Lender on this loan.

XII. NOTICES: All notices must be in writing (except for notices of change in interest rate and other payment terms for adjustable rate loans) and personally delivered or sent by certified mail, return receipt requested, to the addresses given in the Mortgage. If certified mail is returned unclaimed, notice may be given by regular mail to the addresses given in the Mortgage. Address changes may be made upon notice to the other party.

XIII. BORROWER'S WAIVERS: Borrower and any guarantors, sureties and. endorsers waive all rights to require the Note holder to do certain things. Those things are: (a) to demand payment of amounts due (known as "presentment");
(b) to give notice that amounts due have not been paid (known as "notice of dishonor"); (c) to obtain an official certification of nonpayment (known as a "protest");

XIV. RESPONSIBILITY OF PERSONS UNDER THIS NOTE: If more than one Borrower signs this Note, each of the Borrowers is fully and personally obligated to pay the full amount owed and to keep all of the promises made in this Note. Any guarantor, surety, or endorser of this Note is also obligated to do these things. The Note holder may enforce its rights under this Note against each Borrower individually or against all Borrowers together. This means that any Borrower may be required to pay all of the amounts owed under this Note.

XV. SETOFFS: The Lender may apply to or set off against this Note any amounts which the Lender may owe to any Borrower, including any balance by any deposit or other account.

XVI. NO ORAL CHANGES: This Note can only be changed by an agreement in writing signed by both the Borrowers) and the Lender.

XVII. OTHER SECURITY: This Note is further secured by any security agreements, financing statements. loan agreements, pledges, assignments or other documents signed by Borrower or other parties in connection with this loan ("loan documents").

SIGNATURES: I agree to the terms of this Note. If the Borrower is a corporation, its proper corporate officers sign and its corporate seal is affixed.

Witnessed or Attested by:                 PALMER INN, PRINCETON, LLC
                                          A New Jersey Limited Liability Company

ILLEGIBLE                                 BY:  /s/ Nathan A. Roesing
                                             -----------------------------------
                                                   Nathan A. Roesing     Manager

                                 LOAN AGREEMENT
                                 --------------

Prepared by:                                                     BORROWER'S COPY

CAPIZOLA, FINEMAN & LAPHAM, P.A.
100 North Main Road
Vineland, New Jersey 08360                            /s/ Barbara R. Lapham
Tel. (856) 692-6900                                  ---------------------------
                                                          BARBARA R. LAPHAM
                                                          Attorney at Law

         In consideration of the mutual covenants and representations contained in this Agreement, the Parties agree as follows:

         1.       PARTIES: The parties to this Agreement are as follows:


                    Lender:         MINOTOLA NATIONAL BANK

                    Borrower:       PALMER INN, PRINCETON, LLC,
                                    A New Jersey Limited Liability Company


                    Other Parties:  C. JOHN KNORR, JR.


         2. LOAN TERMS: Lender has lent or will lend to Borrower $5,100,000.00 ("the Loan") on the terms set forth in the letters of commitment dated July 10, 2000 and July 13, 2000 and as follows:

                  The loan will be advanced in one draw on the date of origination. The interest rate shall be set and fixed as of the date of origination as determined by the following formula on that date: Wall Street Journal Prime Rate plus .25%: Payments based upon this rate will be calculated on a twenty-five (25) year payout; the Loan, however, will be due in full in five (5) years. At the time of origination, Borrower will pay an origination fee of 0.5% or $25,500.00.

                  In addition to all other requirements set forth in the commitment letter and all other loan documents, the following additional requirements apply to this Loan: '

                  1.1 Prepayment Penalty: A prepayment penalty will be assessed on this Loan if it is paid in full within the first fifty-four (54) months after origination. The schedule of the amount of this penalty will be:

                         3% in months 1 through 36
                         2% in months 27 through 48
                         1% in months 49 through 54

                           The prepayment penalty will apply to the principal
balance. Partial prepayments are allowed up to 10% of the original loan amount without penalty. If the Loan is paid in full within the first fifty-four (54) months of origination, these partial prepayments will be subject to a prepayment penalty.

                  1.2 Financial Statements: The Lender will require updated annual audited financial statements on the Borrower. Personal financial statements will also be required of the guarantor.

                  1.3 All credit card processing services for the Palmer Inn will be handled through Minotola National Bank for the life of the loan; provided Lender has met or bettered Borrower's current services.

                  1.4 The Lender will require internally prepared quarterly financial statements for Palmer Inn, Princeton, LLC and Pelican Properties International Corp.

                  1.5 The Palmer, Princeton, LLC must maintain a debt service coverage ratio of 1.25x. Net distributions to related companies may not cause the debt service coverage ratio to go below 1.25x. This requirement will be evidenced by the receipt of the Federal Tax Trial Balance Report for the Palmer Inn, Princeton, LLC. This will be calculated on an annual basis.

                  1.6 Palmer Inn, Princeton, LLC and Pelican Properties International Corp. must maintain a debt service coverage ratio of 1.25x to be calculated annually using fiscal year end audited financial statements.

                  1.7 Lender will .require the receipt of the loan payment history for the mortgage loans on the Palmer Inn and McClure House.

         3. USE OF FUNDS: Borrower will use the money lent by Lender only as follows:

                  To refinance an existing loan obligation covering property located at 3499 U.S. Route 1, Lot 59, Block 7, West Windsor Township, Mercer County, New Jersey.

         4. LOAN DOCUMENTS: Any loan documents signed by Borrower or Other Parties shall become a part of this Loan Agreement. All documents shall be interpreted as being complementary to each other.

                  Borrower has executed or will execute the following loan documents:

                  Note, Mortgage, Environmental Rider, Assignment of Rents and Leases, Title Certification & Disclosure, LLC Resolution, Security Agreement and UCC-1 Financing Statements.

                  Other Parties have executed or will execute the following documents:

                  Guaranty

                  Borrower and Other Parties will execute and provide any other documents necessary to carry out the terms of the Loan commitment and this Agreement. If a corporation is a party to this Agreement, a certified copy of a resolution authorizing the execution of this Agreement and any other documents shall be provided. If any partnership or limited liability company is a party to this Agreement, a copy of the partnership agreement or operating agreement shall be provided along with a certification from all partners or members that the partnership or limited liability company has not been dissolved and that all the loan documents are executed in accordance with the provisions of the partnership or operating agreement.

5. LOAN SECURITY: This loan is secured by certain property ( "Security") of Borrower or Other Parties. By signing this Agreement and the other loan documents Borrower and Other Parties consent to give this Security for the Loan. This means that Lender may use the Security to pay the Loan if Borrower defaults.
                  Borrower has provided the following Security

                  First Mortgage on the real property described in Paragraph 3 above and all blanket first lien security interest in all personal property of the Borrower.

                  Borrower and Other Parties agree to execute any documents necessary to provide the Security and to enable Lender to perfect its security interest now and throughout the term of the Loan.

         6. PRIOR LIENS: Borrower and Other Parties providing Security for the Loan agree that they will pay any claim against the Security which may come ahead of the interest of Lender. This means that Borrower and Other Parties providing Security agree to pay all real estate taxes, municipal assessments, prior mortgages, encumbrances, security interests and any prior liens of any kind on all property which is Security for the Loan.

         7. PRESERVATION OF SECURITY: Borrower and Other Parties providing security agree to keep the Security in good condition and repair at their oven expense.

         8. RIGHT TO INSPECT: Lender, its agents, employees or representatives shall have the right to inspect any Security given on the Loan at any reasonable time.

         9. GUARANTIES: Other Parties named below guarantee that every debt Borrower now owes to Lender or may, in the future owe to Lender, shall be paid when due, no matter what may happen. This means that Lender can demand payment from Other Parties guaranteeing the Loan if Borrower defaults on the Loan. The parties who guarantee the Loan are:

                  C. John Knorr, Jr.

         10. ASSIGNMENT OF LEASES: Any leases in which Borrower or Other Parties are Landlords and which cover properly that is Security for this loan are assigned to Lender. Lender shall have no duty to perform any obligation of Borrower or Other Parties under these leases. These leases are additional security for the Loan by Lender to Borrower. Lender shall have the right to collect rents due from tenants upon default. All tenant security deposits must be maintained in accounts at the Bank.

         11. LIMITATIONS ON CORPORATE. PARTNERSHIP OR LIMITED LIABILITY COMPANY ACTIONS: Any corporation, partnership or limited liability company (LLC) which has signed this Agreement agrees to the following: (1) to continue in its present form; (2) to not be dissolved or enter into any reorganization or merger without Lender's written consent; (3) to not sell, transfer, lease or otherwise dispose of any substantial part of its assets and (4) to conduct its business in the ordinary course.

         12. HAZARD INSURANCE: Borrower and Other Parties shall cause all real and personal property given as Security to be insured against loss by fire and other hazards as Lender may reasonably require, including extended coverage and flood insurance. All policies of insurance shall contain a standard mortgage or loss lender's payee clause in favor of Lender. The insurance shall be kept in effect at the cost of Borrower or owner of the Security and the policies shall be delivered to Lender. If Borrower or Other Parties do not obtain insurance or do not pay the premiums, Lender may obtain the insurance and/or may pay the premiums and add the costs to the Loan balance.

         13. TITLE DOCUMENTS AND SURVEY: Borrower shall furnish to Lender a current field survey of any real estate used as Security and a mortgagee policy of title insurance with all usual exceptions removed issued by a title company authorized to do business in the State of New Jersey. Borrower shall furnish UCC searches and such other title searches as may be required by Lender. The costs of all surveys, ti8tle insurance and searches shall be paid by Borrower.

         14. CONDITIONS AFFECTING ANY SECURITY: Borrower and Other parties provided Security for the loan (hereafter "Borrower and Other Parties") have provided a completed Environmental Questionnaire to Lender and agree to provide any additional information regarding the environmental condition of any real property given as Security for the Loan, now and in the future. Borrower and Other Parties have or agree to provide satisfactory inspection reports and certifications concerning any environmental conditions, termite and wood-destroying organisms, water quality, and on-site septic systems for any property serving as Security for the Loan as required by Lender. Throughout the term of the Loan, Borrower and Other Parties shall comply with all governmental requirements for approvals, licenses and permits concerning any Security including, but not limited to any applicable local Certificate of Occupancy requirements, local rental registration and/or inspection requirements and the Hotel/Motel and Multiple Dwelling Act. Borrower and Other Parties shall provide proof of compliance with all applicable requirements at the time of initial funding and throughout the term of the loan as required by Lender. If any Property given as Security for the Loan is residential rental property built before 1978, Borrower and Other Parties shall comply with all applicable laws and regulations regarding lead based paint by providing the required disclosure notice and informational pamphlet to all new Tenants prior to commencement of any residential lease.

                  With respect to all real property securing the Loan ("Property"), Borrower and Other Parties represent, covenant and warrant to Lender as follows:

                  A. Underground Tanks. There are no underground tanks on the Property. To the best of their knowledge, any tanks and contaminated materials previously removed from the Property were removed in accordance with all applicable laws and regulations. If any underground tanks are discovered on the Property, Borrower and Other Parties will, at their sole cost, promptly have the tanks and all contaminated materials removed in accordance with all applicable laws and regulations.

                  B. Asbestos. No friable asbestos, or any substance containing asbestos exists on the Property. Borrower and Other Parties agree that Borrower and Other Parties will not install, or permit to be installed on .the Property, friable asbestos or any substance containing asbestos. If any such materials are found on the Property, Borrower and Other Parties agree to remove these materials ` promptly at their sole cost in accordance with all applicable laws and regulations.
                  C. No Pending Action. Neither the Property nor the Borrower and Other Parties or any person or entity using or occupying the property are in violation of, or under threatened investigation by or inquiry by any governmental authority in connection with any laws relating to health or the environment (called "Environmental Laws"). The Property is not and has not been under a plan of remediation or a plan of nonremediation under the Environmental Laws. Borrower and Other Parties will promptly notify Lender, in writing, of any pending or threatened investigation or inquiry by any governmental authority in connection with any Environmental Laws pertaining to the Property.
                  D. Permits. Borrower and Other Parties and any other person or entity using or occupying the property have not obtained and are not required to obtain any permits, licenses or similar authorizations under any Environmental Laws to construct, occupy, operate or use any buildings, improvements, fixtures and/or equipment forming a part of the Property.
                  E. Hazardous Substances. Borrower and Other Parties has never used, generated, treated, stored, spilled or discharged any Hazardous Substance or Solid Wastes on or in the Property, and to the best of Borrower's and Other Parties' knowledge, no other person or entity (including prior Owners and prior or present tenants, contractors, agents or other authorized users of the property), has ever used, generated, manufactured, treated, stored, spilled or discharged. any Hazardous Substance or Solid Wastes on, under, about or from the Property or on any adjacent property. Borrower and Other Parties agree not to permit Hazardous Substances or Solid Wastes to be used, generated, manufactured, treated, stored, spilled or discharged on, under, about or from the Property. Borrower and Other Parties agree to keep the Property free of any Hazardous Substance or Solid Wastes. In the event of a discharge or spill on, under, about or from this Property or from an adjacent property which affects this Property, Borrower and Other Parties agree to remediate the Property promptly at their sole cost.
                                    The terms "Hazardous Substance" and "Solid
                           Wastes" shall mean: (a) any hazardous substance, solid waste, pollutant or contaminant as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. (CERCLA), Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq. (RCRA), Superfund Amendments and Reauthorization Act of 1986, Public L. No. 99-499 ("SARA"), the Hazardous Material Transportation Act, 49 U.S.C. Section 1806, et seq., the New Jersey Industrial Site Recovery Act, NJSA
                           Section 13:1K-6 et seq. ("ISRA"), the Solid Waste Management Act (SUMA), the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., the Hazardous Discharge Identification Act and the Clean Water Act and any regulations thereunder;
                           (b) any hazardous substance as defined in any other federal, state or local law; (c) any substance containing petroleum or petroleum based products as defined in ss.9001(8) of RCRA, as .amended, 42 U.S.C. ss.6991(8) or 40 CFR 280.1; and (d) PCB's, asbestos, formaldehyde-based insulation or any other substance which requires special handling in its generation, handling, use, collection, storage, treatment, or disposal.
                  F. Default. Borrower and Other Parties shall be in default under the note, mortgage and any other loan documents if any statement contained in this Agreement is false or if Borrower and Other Parties fail to comply with the terms of this Agreement.
                  G. Lender's Protection. Borrower and Other Parties give permission to Lender or its representatives to enter upon the Property to make such inspections and tests, as Lender may deem appropriate to determine compliance with this Agreement and to remove and remediate any underground tanks. asbestos and Hazardous Substances and Solid Wastes from the Property if the Borrower and/or Other Patties fail to do so as required by this Agreement. If remediation is required. all costs incurred by Lender for removal and remediation shall be immediately paid by Borrower and Other Parties with interest at the rate provided in the Note and shall be added to the principal balance and secured by the mortgage and other loan documents. Borrower and Other Patties release and waive any future claims against Lender for indemnity or contribution in the event Borrower and or Other

                           Parties become liable for cleanup or other costs under any of the laws defined above or any other applicable environmental law affecting the property.
                  H. Indemnification. Borrower and Other Parties shall indemnify and hold Lender harmless from all claims, legal actions, administrative proceedings, fines, penalties, damages, liabilities, costs and expenses (including engineering and expert fees, attorney's fees and court costs) of any kind, resulting from (1) a breach of any representation, covenant, obligation or warranty of Borrower and/or Other Parties under this Agreement; and (2) the ownership and use of the Property and the use of the property by any other person or entity. All amounts due and owing to Lender in accordance with this provision shall be added to the principal balance due under the Note, be paid with interest at the rate provided therein and secured by the mortgage and other loan documents. This Agreement shall survive the payment of the Obligation, release of the Property from the mortgage, and/or foreclosure of the mortgage, execution of a deed in lieu of foreclosure, or any other action by which Lender becomes owner of the Property.

         15. CONSTRUCTION TERMS If the purpose of the Loan is to fund the construction of improvements to any property securing the Loan, Borrower and Other Parties agree to comply with all construction terms and conditions set forth in the commitment letter, the Mortgage and the Construction Draw Instructions.

         16. LENDER'S ATTORNEYS FEES AND COSTS: Borrower shall pay for the reasonable attorney's fees of Lender including any attorney's fees and costs incurred as a result of any default by Borrower and in the collection and enforcement of any judgment entered as a result of that default. Borrower shall pay for all other costs associated with the closing of the Loan normally incurred in such transactions including, but not limited to, recording costs, title insurance and search costs, surveys, and appraisal and other expert fees. The obligation to pay such costs shall apply to any renewal or modification of the original loan.

         17. DEFAULT: It shall be a default in the terms of this Agreement in the event that Borrower or Other Parties do any of the following:

                  A.       Fail to make any payment required by any of the Loan
                           documents within 30 days after its due date;
                  B.       Fail to pay any real estate tax or special assessment
                           on any real property given as Security within 30 days after its due date;
                  C.       Fail to keep the Security insured as required;
                  D. Fail to comply with the terms of this Agreement and the other loan documents;
                  E. Change the ownership of any Security for any reason except by will or intestacy laws upon the death of one or more of Borrowers;
                  F. Sell or transfer any Security or any interest therein to any other person;
                  G. The holder of any lien or mortgage on any Security starts foreclosure proceedings;
                  H. Bankruptcy, insolvency or receivership proceedings are started by or against Borrower or Other Parties;
                  I. Default in any mortgage or lien ahead of Lender's mortgage;
                  J. There is a material adverse change in the financial condition of Borrower, in the termination of Lender's Board of Directors;
                  K. Allow any inferior lien to be placed against the Security, except will allow a second mortgage lien to be placed on the property for the purpose of providing construction and permanent financing for the construction of a twenty-two (22) room addition to the Palmer Inn;
                  L.       Default on any obligation to the Lender.
                  M. For corporate Borrowers: change ownership of 50% or more of the capital stock of Borrower, except by will or by operation of the intestacy laws.
                  N.       For Partnership and Limited Liability Company
                           Borrowers: there is any sale or any other transfer of or encumbrance placed upon any interest in the partnership or limited liability company, other than a transfer to any other partner or member, or there is a dissolution of the partnership limited liability company.
                  0.       Default under the terms of any other loan documents
                           entered into as part of this transaction.
                  P.       If any judgments are entered against any corporation
                           issuing any stock which is used for security or if there occurs any action against the corporation which endangers its corporate existence or if the corporation shall fail to pay any taxes due to the United States or to any state.
                  Q. Remove, damage or substantially change any Security without our written consent.

                  R. Borrower's business fails to be Year 2000 Compliant, including addressing risks resulting from the failure of Borrower's key vendors, suppliers and customers to be Year 2000 Compliant.
                  S. Lender agrees to give 10 days' notice of default to Borrower.

         18. ACCELERATION: In the event of a default, the Loan shall become immediately due and payable in full without demand.

         19. FINANCIAL RECORDS: Lender may inspect at any reasonable times all books, records, tax returns and other financial records of Borrower or Other Parties signing this Agreement. Borrower and Other Parties guaranteeing the Loan shall deliver to Lender at least annually a financial statement which shall be certified as true and correct by Borrower or guarantor.

         20. NOTICE OF LITIGATION: Borrower and Other Parties shall give prompt notice to Lender of any litigation or other legal proceedings affecting them.

         21. PURCHASE MONEY INTEREST: Any loan funds advanced by Lender for the purpose of paying the purchase price on any property shall be entitled to the benefit of being a purchase money mortgage or purchase money security interest. Any funds advanced by Lender under this Agreement to pay off existing mortgages, liens or encumbrances shall be entitled to be subrogated to the rights of the paid mortgage or security holder.

         22. WAIVER: If Lender delays enforcing any of its rights under this Agreement it shall not lose those rights. If Lender waives any provision of this Agreement or any other loan document it shall not be considered to be a waiver on any other occasion.

         23. EVENTS NOT AFFECTING GUARANTIES OR SECURITY: Borrower and Other Parties agree that their liability to pay the Loan or to provide security will not be limited or canceled because:

                  A.       The obligation cannot be enforced against Borrower;
                  B. Lender agrees to change the terms of the Loan or extend the payment date or increase the interest rate;
                  C.       Lender releases or exchanges any Security;
                  D. Lender fails to fully or properly perfect its security interest or to obtain Security;
                  E.       Lender sells any Security;
                  F.       Lender releases any other guarantor,
                  G. A law, regulation or order of public authority changes Lender's rights under any of the Loan documents;
                  H. Anything else happens that may affect Lender's rights against Borrower, any guarantor or Other Parties;
                  I. Lender delays in enforcing any rights under this agreement or under any other loan document;
                  J.       Lender fails to notify Other Parties of a default.

         24. OFFSET: Lender shall have the right to offset against the balance due on the Loan any debt or obligation due from Lender to Borrower or to Other Parties. Lender may retain any property of Borrower or Other Parties that is in or comes into Lender's possession as additional Security for the Loan.

         25. LATER LOANS AND MODIFICATIONS: This Agreement and all of the terms and conditions of it shall apply to any additional or subsequent loans made by Lender to Borrower and to any renewals or replacements of the Loans.

         26. COVENANTS AND REPRESENTATIONS: Borrower and Other Parties represent and warrant to Lender as follows:

                  A. Any corporation signing this Agreement is a validly existing corporation in good standing under the laws of the State of New Jersey or is authorized to do business in the State of New Jersey;
                  B. Any partnership is a valid and existing partnership and is authorized to execute this Agreement and any loan documents;
                  C. Any limited liability company is a valid and existing company and is authorized to execute this Agreement and any loan documents;

                  D. The persons executing this Agreement have the power and authority to enter into this Agreement and have taken all necessary action to authorize the signing of this Agreement and any other documents required.
                  E. The signing and performance of this Agreement and of the Loan and any other documents does not violate or cause a default in any other loan, lien, mortgage or encumbrance;
                  F. There are no judgments or other liens or pending lawsuits or threatened law suits against Borrower or Other Parties;
                  G. Borrower and Other Parties have complied with all Federal, State and local statutes, ordinances, laws and regulations relating to the Loan or pertaining to the Security.

         27. COSTS UPON DEFAULT: Borrower and Other Parties agree to pay all reasonable expenses of collection including reasonable attorney's fees in connection with the enforcement of this Agreement and any other documents executed in connection with the Loan.

         28. SECONDARY FINANCING: Borrower represents and warrants that there is no secondary financing in connection with this loan.

         29. NOTICES: Any notices required or permitted under this Agreement or any other loan shall be deemed delivered if delivered in person or sent by certified mail, return receipt requested, to any party at the address shown in this Agreement or in any of the Loan documents or at the last address provided to Lender.

         30. COUNTERPARTS: This Agreement may be signed in one or more copies, including copies transmitted by telecopier or FAX. Each copy shall be considered an original agreement, and all signed copies shall constitute a single agreement. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

         IN WITNESS WHEREOF, the parties have executed this Loan Agreement on the date noted below.

Witnessed or Attested by:                  Minotola National Bank


/s/ Kimberley S. Castllini                BY: /s/ William R. Plick
-------------------------------              --------------------------------
Kimberly S. Castellini,                            WILLIAM R. PLICK,
        Assistant Cashier                          Executive Vice President
                                                   Dated: July 19, 2000


                                          PALMER I , PRINCETON, LLC,
                                          A New Jersey Limited Liability Company


  ILLEGIBLE                               BY: /s/ Nathan A. Roesing
-------------------------------              ----------------------------------
                                             Nathan A. Roesing          Manager
                                             Dated: 7/20, 2000

STATE OF NEW JERSEY   :
                      :SS
COUNTY OF CUMBERLAND  :

         I CERTIFY that on the date above written, Kimberley S. Castellini personally came before me, and this person acknowledged under oath, to my satisfaction, that:

         (a) this person is the Assistant Cashier of Minotola National Bank, the corporation named in this document;

         (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is William R. Plick, the Executive Vice President of the corporation;

         (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

         (d) this person knows the proper seal of the corporation which was affixed to this document; and

         (e) this person signed this proof to attest to the truth of these acts.

                                      /s/  Kimberly S. Castellini
                                      -----------------------------------------
                                      Kimberly S. Castellini, Assistant Cashier


Signed and sworn to before me
on July 19, 2000

/s/ Deborah N. Melchiorre
---------------------------


                                                    DEBORAH N. MELCHIORRE
                                                 Notary Public OF NEW JERSEY
STATE OF NEW JERSEY   :                        My emission Expires May 10, 2004
                      : SS                            I. D. # 2225330
COUNTY OF CUMBERLAND  :

I CERTIFY that on____________________, 2000, Nathan A. Roesing, Manager of Palmer Inn, Princeton, LLC, a New Jersey Limited Liability Company personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person): ,

         (a)      is named,in and personally signed this document; and

         (b) signed, sealed and delivered this document as his or her act and deed.